[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)
                                                              SEMIANNUAL REPORT
                                                              DECEMBER 31, 1999

                               [Graphic Omitted]

                               MFS(R) INSTITUTIONAL
                               RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
ASSOCIATE DIRECTOR                                  contact your financial consultant.
OF EQUITY RESEARCH
Alec C. Murray*                                     CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 13.79% (including the reinvestment of any distributions). This compares to a return of 15.57% for the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and 7.69% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks, we avoided Internet companies with what we believe were expensive valuations, weak business models, or unproven track records. At the same time, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. Some examples that met our strict investment criteria include Cisco, Nortel, Ericsson, and Motorola. We believe these companies are the key beneficiaries of the demand for Internet and wireless services because they represent the nuts and bolts of Internet and telecommunications infrastructure and helped the Fund outpace its benchmark.

The Fund also maintained considerable exposure to software stocks, such as Microsoft, Oracle, and VERITAS. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions because we believe their long-term business prospects looked positive. Over the past six months, they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors were semiconductor companies, such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a buildup in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the United States and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Fund benefited from a number of stocks in the financial services, media, and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks, such as Citigroup and Morgan Stanley Dean Witter, both of which have been well-managed industry leaders. Entertainment and telecommunications holdings such as Infinity Broadcasting, EchoStar Communications, and CBS benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies.

While the Fund maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs, and pharmaceutical companies were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we believe we found good opportunities in the medical device area, such as Medtronic. They have a number of new products in their pipelines that could drive revenues and earnings growth higher.

Other detractors to performance included Nabisco, Safeway, and CVS. Despite what we viewed as solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Fund. Its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times and we continue to believe that its business fundamentals are strong. As a result, we decided to maintain our holding in the Fund.

During the past year, the equity market has been extremely narrow, with 25 large-growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership has started to show signs of broadening, which has helped performance, we believe the long-term opportunities for small- and mid-cap stocks are attractive primarily because they are selling at much cheaper prices relative to the earnings and expected growth rates of large-cap growth stocks. In addition, we believe our exposure to stocks with lower prices relative to earnings may make the Fund less vulnerable to negative events such as earnings disappointments or a broad market downturn.

Looking ahead, we believe, much of the market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, we believe the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $67.5 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                              6 Months       1 Year       3 Years          Life*
--------------------------------------------------------------------------------
Cumulative Total Return        +13.79%      +24.18%       +85.94%        +99.96%
--------------------------------------------------------------------------------
Average Annual Total Return      --         +24.18%       +22.97%        +21.12%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, May 20, 1996, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Stocks - 98.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.0%
  Aerospace - 1.8%
    General Dynamics Corp.                                                9,900             $   522,225
    United Technologies Corp.                                            10,920                 709,800
                                                                                            -----------
                                                                                            $ 1,232,025
-------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Federal-Mogul Corp.                                                  10,680             $   214,935
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Bank America Corp.                                                    6,930             $   347,800
    Bank One Corp.                                                        7,750                 248,484
    Capital One Financial Corp.                                           6,880                 331,530
    Chase Manhattan Corp.                                                 3,680                 285,890
    Providian Financial Corp.                                             4,370                 397,943
    U.S. Bancorp                                                         11,210                 266,938
    Wells Fargo Co.                                                       4,210                 170,242
                                                                                            -----------
                                                                                            $ 2,048,827
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Guidant Corp.*                                                       10,850             $   509,950
-------------------------------------------------------------------------------------------------------
  Business Machines - 5.0%
    Hewlett-Packard Co.                                                   3,300             $   375,994
    International Business Machines Corp.                                 5,700                 615,600
    Seagate Technology, Inc.*                                             8,070                 375,759
    Sun Microsystems, Inc.*                                              26,010               2,014,149
                                                                                            -----------
                                                                                            $ 3,381,502
-------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    BEA Systems, Inc.*                                                    1,180             $    82,526
    Digimarc Corp.*                                                         470                  23,500
    First Data Corp.                                                      6,020                 296,862
                                                                                            -----------
                                                                                            $   402,888
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.5%
    Sprint Corp. (PCS Group)*                                            16,250             $ 1,665,625
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Cambrex Corp.                                                         5,240             $   180,453
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.5%
    America Online, Inc.*                                                 5,500             $   414,906
    Microsoft Corp.*                                                     22,410               2,616,368
                                                                                            -----------
                                                                                            $ 3,031,274
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    EMC Corp.*                                                           10,230             $ 1,117,627
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.9%
    Ariba, Inc.*                                                          1,000             $   177,375
    BMC Software, Inc.*                                                  10,420                 832,949
    Citrix Systems, Inc.*                                                 2,110                 259,530
    Computer Associates International, Inc.                               4,620                 323,111
    Compuware Corp.*                                                     13,290                 495,052
    Liberate Technologies*                                                1,355                 348,235
    Oracle Corp.*                                                        13,745               1,540,299
    VERITAS Software Corp.*                                               9,325               1,334,641
                                                                                            -----------
                                                                                            $ 5,311,192
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.9%
    Tyco International Ltd.                                              33,770             $ 1,312,809
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    Clorox Co.                                                           10,190             $   513,321
    Colgate-Palmolive Co.                                                10,430                 677,950
    Dial Corp.                                                           15,810                 384,381
    Procter & Gamble Co.                                                  4,470                 489,744
                                                                                            -----------
                                                                                            $ 2,065,396
-------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc.*                                                11,650             $   291,978
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    General Electric Co.                                                  3,670             $   567,933
-------------------------------------------------------------------------------------------------------
  Electronics - 7.2%
    Analog Devices, Inc.*                                                22,333             $ 2,076,969
    DII Group, Inc.*                                                      2,560                 181,680
    Flextronics International Ltd.*                                       6,180                 284,280
    Intel Corp.                                                           3,630                 298,794
    LSI Logic Corp.*                                                     22,340               1,507,950
    Micron Technology, Inc.*                                              3,830                 297,783
    SCI Systems, Inc.*                                                    2,260                 185,744
                                                                                            -----------
                                                                                            $ 4,833,200
-------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Devon Energy Corp.                                                    2,640             $    86,790
-------------------------------------------------------------------------------------------------------
  Entertainment - 4.3%
    Carnival Corp.                                                        7,970             $   381,066
    CBS Corp.*                                                            7,670                 490,400
    Comcast Corp., "A"                                                    7,500                 379,219
    Infinity Broadcasting Corp.*                                         16,470                 596,008
    Macromedia, Inc.*                                                     2,060                 150,637
    Time Warner, Inc.                                                    12,530                 907,642
                                                                                            -----------
                                                                                            $ 2,904,972
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Associates First Capital Corp.,"A"                                   11,240             $   308,397
    Citigroup, Inc.                                                      11,380                 632,301
    Federal Home Loan Mortgage Corp.                                      8,650                 407,091
    Merrill Lynch & Co., Inc.                                             1,600                 133,600
    Morgan Stanley Dean Witter & Co.                                      2,420                 345,455
                                                                                            -----------
                                                                                            $ 1,826,844
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                                  13,970             $   473,234
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                            11,100             $   786,712
    Nabisco Holdings Corp., "A"                                           9,060                 286,523
    Quaker Oats Co.                                                       6,480                 425,250
                                                                                            -----------
                                                                                            $ 1,498,485
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                                         6,690             $   363,351
-------------------------------------------------------------------------------------------------------
  Insurance - 4.3%
    American International Group, Inc.                                    6,975             $   754,172
    Aon Corp.                                                             2,500                 100,000
    CIGNA Corp.                                                           9,410                 758,093
    Hartford Financial Services Group, Inc.                               7,460                 353,417
    Lincoln National Corp.                                               10,600                 424,000
    Marsh & McLennan Cos., Inc.                                           2,400                 229,650
    ReliaStar Financial Corp.                                             8,100                 317,419
                                                                                            -----------
                                                                                            $ 2,936,751
-------------------------------------------------------------------------------------------------------
  Internet - 1.2%
    FreeMarkets, Inc.*                                                       20             $     6,826
    Phone.com, Inc.*                                                        560                  64,925
    VeriSign, Inc.*                                                       3,690                 704,560
                                                                                            -----------
                                                                                            $   776,311
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                                        11,660             $   562,595
    Deere & Co., Inc.                                                     3,100                 134,462
    Ingersoll Rand Co.                                                    1,500                  82,594
                                                                                            -----------
                                                                                            $   779,651
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.8%
    American Home Products Corp.                                         24,380             $   961,487
    Boston Scientific Corp.*                                             10,110                 221,156
    Bristol-Myers Squibb Co.                                             10,860                 697,076
    Pharmacia & Upjohn, Inc.                                             15,140                 681,300
                                                                                            -----------
                                                                                            $ 2,561,019
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Medtronic, Inc.                                                      16,340             $   595,389
    United Healthcare Corp.                                               6,570                 349,031
    VISX, Inc.*                                                           5,010                 259,267
                                                                                            -----------
                                                                                            $ 1,203,687
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Cooper Cameron Corp.*                                                 3,530             $   172,749
    Noble Drilling Corp.*                                                 6,760                 221,390
                                                                                            -----------
                                                                                            $   394,139
-------------------------------------------------------------------------------------------------------
  Oils - 3.8%
    Atlantic Richfield Co.                                                2,250             $   194,625
    Conoco, Inc.                                                         31,320                 779,085
    EOG Resources, Inc.                                                   9,900                 173,869
    Exxon Mobil Corp.                                                    14,408               1,160,744
    Transocean Sedco Forex, Inc.                                          8,600                 289,713
                                                                                            -----------
                                                                                            $ 2,598,036
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Polaroid Corp.                                                        6,860             $   129,054
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    Tribune Co.                                                          10,510             $   578,707
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Cendant Corp.*                                                        2,740             $    72,781
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    SPX Corp.*                                                              780             $    63,034
-------------------------------------------------------------------------------------------------------
  Stores - 4.5%
    Costco Wholesale Corp.*                                               4,200             $   383,250
    CVS Corp.                                                            16,520                 659,768
    Gap, Inc.                                                             6,480                 298,080
    Office Depot, Inc.*                                                  21,450                 234,609
    Tandy Corp.                                                           2,900                 142,644
    TJX Cos., Inc.                                                       10,300                 210,506
    Wal-Mart Stores, Inc.                                                16,440               1,136,415
                                                                                            -----------
                                                                                            $ 3,065,272
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                          15,470             $   291,996
    Safeway, Inc.*                                                       23,410                 832,518
                                                                                            -----------
                                                                                            $ 1,124,514
-------------------------------------------------------------------------------------------------------
  Telecommunications - 13.2%
    Ancor Communications, Inc.*                                             415             $    28,168
    Bell Atlantic Corp.                                                  15,920                 980,075
    Cisco Systems, Inc.*                                                 19,830               2,124,289
    Corning, Inc.                                                         3,930                 506,724
    EchoStar Communications Corp.*                                        2,200                 214,500
    General Instrument Corp.*                                               780                  66,300
    GTE Corp.                                                             2,650                 186,991
    MCI WorldCom, Inc.*                                                  19,870               1,054,378
    Motorola, Inc.                                                        9,990               1,471,027
    Nortel Networks Corp.                                                 8,650                 873,650
    Oak Industries, Inc.                                                  3,640                 386,295
    SBC Communications, Inc.                                              8,450                 411,938
    Sprint Corp.                                                          9,040                 608,505
                                                                                            -----------
                                                                                            $ 8,912,840
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp.*                                                            3,340             $   249,665
    CMS Energy Corp.                                                      6,500                 202,719
    Texas Utilities Co.                                                   6,440                 229,022
                                                                                            -----------
                                                                                            $   681,406
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Columbia Energy Group                                                 3,590             $   227,068
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $61,425,560
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.0%
  Canada - 0.1%
    Abitibi-Consolidated, Inc. (Forest and Paper Products)                4,870             $    57,831
-------------------------------------------------------------------------------------------------------
  France - 1.6%
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                12,670             $   527,497
    Total Fina S.A., ADR (Oils)                                           1,170                  81,022
    Total Fina S.A., "B" (Oils)                                           3,820                 509,744
                                                                                            -----------
                                                                                            $ 1,118,263
-------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Mannesmann AG (Conglomerate)                                          2,220             $   535,465
-------------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Bank of Ireland (Banks and Credit Cos.)*                             53,780             $   427,879
    Trintech Group PLC, ADR (Computer Software - Products)*               2,050                 101,475
                                                                                            -----------
                                                                                            $   529,354
-------------------------------------------------------------------------------------------------------
  Japan - 1.8%
    Hitachi Ltd. (Electronics)                                           23,000             $   369,153
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)                 32                 548,052
    Orix Corp. (Financial Services)                                       1,400                 315,404
                                                                                            -----------
                                                                                            $ 1,232,609
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    ING Groep N.V. (Financial Services)*                                  1,815             $   109,564
-------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Ericsson LM, "B" (Telecommunications)                                 4,320             $   278,168
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    BP Amoco PLC, ADR (Oils)                                              7,768             $   460,739
    Zeneca Group PLC (Medical and Health Products)                       10,660                 442,574
                                                                                            -----------
                                                                                            $   903,313
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 4,764,567
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $47,425,392)                                                 $66,190,127
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00 at
      Amortized Cost                                                    $ 1,425             $ 1,424,881
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $48,850,273)                                            $67,615,008

Other Assets, Less Liabilities - (0.1%)                                                         (99,863)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $67,515,145
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $48,850,273)              $67,615,008
  Investments of cash collateral for securities loaned, at value
    (identified cost, $3,182,002)                                     3,182,002
  Cash                                                                   10,060
  Foreign currency, at value (identified cost, $548)                        549
  Receivable for Fund shares sold                                         8,401
  Receivable for investments sold                                       235,829
  Interest and dividends receivable                                      33,373
  Receivable from investment adviser                                     25,402
  Deferred organization expenses                                          1,939
  Other assets                                                              858
                                                                    -----------
      Total assets                                                  $71,113,421
                                                                    -----------
Liabilities:
  Distributions payable                                             $        15
  Payable for Fund shares reacquired                                    105,377
  Payable for investments purchased                                     294,312
  Collateral for securities loaned, at value                          3,182,002
  Payable to affiliates -
    Management fee                                                        1,087
    Shareholder servicing agent fee                                          14
  Accrued expenses and other liabilities                                 15,469
                                                                    -----------
      Total liabilities                                             $ 3,598,276
                                                                    -----------
Net assets                                                          $67,515,145
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $47,169,253
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     18,764,502
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                     1,509,193
  Accumulated undistributed net investment income                        72,197
                                                                    -----------
      Total                                                         $67,515,145
                                                                    ===========
Shares of beneficial interest outstanding                            4,370,866
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $15.45
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   234,128
    Interest                                                             39,760
    Foreign taxes withheld                                               (2,948)
                                                                    -----------
      Total investment income                                       $   270,940
                                                                    -----------
  Expenses -
    Management fee                                                  $   183,395
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                       2,292
    Administrative fee                                                    3,246
    Custodian fee                                                        15,028
    Printing                                                              6,039
    Auditing fees                                                           667
    Legal fees                                                              853
    Amortization of organization expenses                                   703
    Registration fees                                                    12,939
    Miscellaneous                                                           958
                                                                    -----------
      Total expenses                                                $   229,220
    Fees paid indirectly                                                 (5,139)
    Reduction of expenses by investment adviser                         (25,402)
                                                                    -----------
      Net expenses                                                  $   198,679
                                                                    -----------
        Net investment income                                       $    72,261
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 2,016,376
    Foreign currency transactions                                       (16,401)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 1,999,975
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 6,085,783
    Translation of assets and liabilities in foreign currencies             (10)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 6,085,773
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 8,085,748
                                                                    -----------
          Increase in net assets from operations                    $ 8,158,009
                                                                    ===========
See notes to financial statements.


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              YEAR ENDED
                                                              DECEMBER 31, 1999           JUNE 30, 1999
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $      72,261           $     305,808
  Net realized gain on investments and foreign
    currency transactions                                             1,999,975              10,385,317
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              6,085,773              (1,170,435)
                                                                  -------------           -------------
      Increase in net assets from operations                      $   8,158,009           $   9,520,690
                                                                  -------------           -------------
Distributions declared to shareholders -
  From net investment income                                      $    (299,770)          $    (211,336)
  From net realized gain on investments and foreign
    currency transactions                                           (10,735,727)             (3,357,558)
                                                                  -------------           -------------
      Total distributions declared to shareholders                $ (11,035,497)          $  (3,568,894)
                                                                  -------------           -------------
Net increase (decrease) in net assets from Fund share
  transactions                                                    $   8,926,130           $ (44,862,521)
                                                                  -------------           -------------
      Total increase (decrease) in net assets                     $   6,048,642           $ (38,910,725)
Net assets:
  At beginning of period                                             61,466,503             100,377,228
                                                                  -------------           -------------
  At end of period (including accumulated undistributed net
    investment income of $72,197 and $299,706, respectively)      $  67,515,145           $  61,466,503
                                                                  =============           =============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                      SIX MONTHS ENDED           ---------------------------------------      PERIOD ENDED
                                     DECEMBER 31, 1999               1999            1998           1997    JUNE 30, 1996*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $16.27             $14.76          $12.10         $ 9.78              $10.00
                                               ------             ------          ------         ------              ------
Income from investment operations# -
  Net investment income(S)                     $ 0.02             $ 0.05          $ 0.07         $ 0.06              $ 0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency          2.18               1.99            3.07           2.29               (0.24)
                                               ------             ------          ------         ------              ------
      Total from investment operations         $ 2.20             $ 2.04          $ 3.14         $ 2.35              $(0.22)
                                               ------             ------          ------         ------              ------
Less distributions declared to shareholders -
  From net investment income                   $(0.08)            $(0.03)         $(0.05)        $(0.03)             $  --
  From net realized gain on investments and
    foreign currency transactions               (2.94)             (0.50)          (0.43)          --                  --
                                               ------             ------          ------         ------              ------
      Total distributions declared to
        shareholders                           $(3.02)            $(0.53)         $(0.48)        $(0.03)             $ --
                                               ------             ------          ------         ------              ------
Net asset value - end of period                $15.45             $16.27          $14.76         $12.10              $ 9.78
                                               ======             ======          ======         ======              ======
Total return                                    13.79%++           14.12%          26.86%         24.12%              (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                   0.66%+             0.66%           0.65%          0.65%               0.65%+
    Net investment income                        0.24%+             0.37%           0.49%          0.56%               1.52%+
Portfolio turnover                                 39%                99%             73%            84%                  6%
Net assets at end of period (000 Omitted)     $67,515            $61,467        $100,377        $42,292             $22,779

(S) The investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                    $ 0.01             $ 0.04          $ 0.05         $ 0.03                $ --
      Ratios (to average net assets)
        Expenses##                               0.74%+             0.77%           0.76%          0.90%               2.03%+
        Net investment income                    0.16%+             0.26%           0.38%          0.31%               0.14%+

  * For the period from the commencement of the Fund's investment operations, May 20, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $3,099,879. These loans were collateralized by U.S. cash of $3,182,002 which was invested in the following short-term obligation:

                                                                      AMORTIZED
                                                                       COST AND
                                                       SHARES             VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        3,182,002        $3,182,002

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $23,458,331 and $25,170,452, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $48,850,273
                                                                   -----------
Gross unrealized appreciation                                      $21,071,507
Gross unrealized depreciation                                       (2,306,772)
                                                                   -----------
  Net unrealized appreciation                                      $18,764,735
                                                                   ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                 SIX MONTHS ENDED DECEMBER 31, 1999            YEAR ENDED JUNE 30, 1999
                                 ----------------------------------         ---------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               139,161       $ 2,274,826          506,640       $  7,453,881
Shares issued to shareholders in
  reinvestment of distributions           721,745        11,035,482          240,978          3,568,894
Shares reacquired                        (268,441)       (4,384,178)      (3,768,134)       (55,885,296)
                                        ---------       -----------       ----------       ------------
    Net increase (decrease)               592,465       $ 8,926,130       (3,020,516)      $(44,862,521)
                                        =========       ===========       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $145. The Fund had no significant borrowings during the period.


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IRF-3 02/00 200